Semiannual Report
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June 30, 2000


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International Stock Portfolio


Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribu-
tion only to those who have received a
copy of the portfolio's prospectus.

T. Rowe Price InvestmentServices, Inc.,
Distributor



Dear Investor

International stock markets declined in the first half of 2000 after surging last year. As in the U.S., high valuations, increasing costs, and uncertain profit prospects - combined with rising interest rates - caused a severe correction in New Economy stocks. Heavy stock issuance by technology, media, and telecom companies also weighed on stocks. Major currencies, including the euro, Japanese yen, and British pound, also declined against the dollar, reducing the value of overseas assets held by U.S. investors. Returns over the past 12 months, however, were robust.


PERFORMANCE REVIEW

     Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 6/30/00                       6 Months             12 Months
--------------------------------------------------------------------------------

     International Stock
     Portfolio                                    -4.73%                22.38%

     MSCI EAFE Index                              -3.95                 17.44

     Lipper Variable Annuity
     Underlying International
     Funds Average                                 -3.59                27.75


     Your fund's six-month decline was slightly steeper than that of the MSCI EAFE Index and the Lipper category, as shown in the table. For the 12 months ended June 30, 2000, however, performance was a strong 22.38%, ahead of the EAFE (Europe, Australasia, and Far East) index but behind Lipper. Our shortfall against the index in the first half is primarily attributable to the fund's Japanese stocks - concentrated in New Economy sectors - which underperformed those represented in EAFE but still hold large gains over the past year. Portfolio holdings in other countries, particularly the U.K., Germany, and Hong Kong, outperformed the relevant index components. The fund also benefited from its relatively small positions in the U.K. and Germany compared with EAFE, as well as its relatively large allocation to stronger performers, such as Canada.

     The declines of the euro (-4%), the yen (-3%), and the British pound (-6%) hurt performance in U.S. dollar terms. After dipping to record lows in the second quarter, the euro recovered somewhat as growth in Europe appears to be accelerating even as the U.S. economy apparently began to slow. The earlier strength of the yen and the pound had been cause for concern, and both currencies' declines were considered necessary corrections.

     The primary factors driving international market performance in the first half were uncertainty about the growth prospects and profitability of New Economy-related companies, abundant supply of newly issued shares in the telecom and Internet sectors, and worries about U.S. interest rates. Early in the year, powerful momentum in New Economy stocks carried over from 1999, but confidence began to falter in March. Rising interest rates reduced the current value of expected future earnings of technology and Internet-related companies - especially important for companies that have no current earnings. Telecom and media stock valuations, driven up most by earlier optimistic forecasts, fell hardest. In Europe, the technology sector remained much more buoyant than in other regions. This, combined with the gains of European energy, pharmaceutical, and food manufacturing stocks, helped Europe perform relatively better than other regions. In Japan, heavy selling of stocks by foreigners, margin investors, and Japanese companies reducing their ownership in each other, hurt performance. The Pacific ex-Japan performed poorly due to its greater sensitivity to U.S. interest rates and market volatility, combined with certain local factors. Market gyrations and rate hikes north of the border were also a significant burden for Latin America, as was the pending Mexican presidential election on July 2 (after the close of the reporting period). As it turned out, the undisputed victory of pro-market opposition candidate Vicente Fox was a major positive for the Mexican market.

INVESTMENT REVIEW

     At the end of June, the portfolio's allocation to Europe represented 60% of assets, up from 58% in December. Within Europe, the U.K. was our largest country exposure, at about 18% of net assets (still underweight compared with EAFE). New purchases and additions to existing holdings included buying New Economy stocks after they had fallen sharply, as well as adding to depressed Old Economy positions before they began to recover in April. Europe's economic growth broadened and deepened in the first half. Unabated oil price strength pushed euro-zone inflation up and it hovered around the 2.0% target of the European Central Bank (ECB). As a result of these factors, and the weakness of the euro, the ECB raised interest rates 125 basis points over the period, to 4.25% (100 basis points equal one percentage point). In contrast to the euro zone, the U.K. economy weakened, inflation remained below the Bank of England's 2.5% target, and interest rates, though increased 50 basis points in the first quarter to 6.00%, were not changed in the second quarter. The strength of the pound relative to the depressed euro was a problem for U.K. exporters.

Geographic Diversification

   Europe       Japan      Far East      Latin America     Other and Reserves

   60           19         6             4                 11

Based on net assets as of 6/30/00.


Europe

     Country performance depended on the returns of large index stocks, particularly the telecom stocks that dominate many indices, rather than on economic or local conditions. The U.K. and Germany were the weakest major markets, down 12% and 7% in dollar terms, due largely to the sharp declines of British Telecom and Deutsche Telekom. The poor performance of other major index stocks (financials in the U.K., autos in Germany) also hampered the indices. In contrast, France rose 6% as France Telecom, perceived to have better assets than its neighboring state telecom companies, made modest gains, and as oil major TotalFinaElf and technology stocks Alcatel and STMicroelectronics powered higher. The strength of telecom equipment company LM Ericsson, 50% of Sweden's index, was a major reason for that market's 10% advance, which qualified Sweden as Europe's strongest major market.

     At the beginning of the year, excitement about telecom and media stocks surged as U.K. global wireless giant Vodafone-Airtouch won its hostile bid for German wireless operator Mannesmann and AOL's acquisition of Time Warner in the U.S. turned attention to other media companies with desirable film, TV, and musical "content." Later, greater-than-anticipated costs and delays affecting new third-generation (3G) wireless services hurt the telecom sector. Increased telecom stock issuance also weighed on returns, as did reduced forecasts for the Internet-related businesses of media companies.

     Telecom deals came hard and heavy throughout the period as companies sought to improve their market positions or focus their resources. Because it is now focusing on global data and Internet protocol services, U.K.-based Cable & Wireless (C&W) sold its subsidiary, Hong Kong's largest telecom operator, Cable & Wireless Hong Kong Telecom. Telefonica of Spain bought out its four subsidiaries in Latin America. France Telecom bought the U.K.'s second-largest wireless network, Orange, which regulators obliged Vodafone to divest. Deutsche Telekom successfully spun off its Internet service provider, T-Online, and France Telecom announced plans to float its own Wanadoo service provider in July.

     As telecom companies looked ahead to planned launches of Internet-compatible mobile services, they struck deals to build popular portals and acquire content. Vodafone linked with French telecom and Internet provider Vivendi and its media subsidiary, Canal Plus, so that it can offer programs and e-commerce to its wireless subscribers. To enrich its media catalogue, Vivendi later agreed to buy Canadian entertainment and beverage conglomerate Seagram, and took control of Canal Plus. Spanish Internet service provider Terra Networks (controlled by Telefonica) announced plans to acquire leading U.S. portal Lycos. Across Europe, telecom companies joined with banks to provide e-banking.


Market Performance
--------------------------------------------------------------------------------

Six Months                 Local            Local Currency             U.S.
Ended 6/30/00           Currency          vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------

France                    11.01%                    -4.37%            6.16%

Germany                   -3.04                     -4.37            -7.28

Hong Kong                -12.81                     -0.28           -13.05

Italy                      8.95                     -4.37             4.19

Japan                     -2.12                     -3.26            -5.32

Mexico                    -3.03                     -3.01            -5.96

Netherlands                5.89                     -4.37             1.26

Singapore                -19.74                     -3.64           -22.67

Sweden                    12.68                     -2.60             9.75

Switzerland                1.34                     -1.56            -0.24

United Kingdom            -6.02                     -6.07           -11.72

Source: RIMES Online, using MSCI indices

     In the technology sector, news focused on booming demand, particularly for semiconductors, mobile telecom-related components, and telecom infrastructure. The surging semiconductor cycle helped ASM Lithography, STMicroelectronics, Philips Electronics, and Infineon Technologies (the semiconductor unit of Germany's Siemens, which came public in March) make robust gains. Strength in optical and broadband networking caused French telecom equipment manufacturer Alcatel to surge. Ericsson's gains reflected its leading global position in telecom infrastructure.

     European banks made acquisitions to build market share, increase operating efficiency, and raise returns. Spanish banks extended their presence in the rapidly growing Latin American market as Banco Bilbao Vizcaya (BBVA) acquired Mexican bank Bancomer and Banco Santander (BSCH) won Serfin, which was auctioned by the Mexican government. Netherlands-based banking and insurance giant ING Groep acquired U.S. insurer Reliastar, giving it a top-10 position in the U.S. life insurance market. Within Europe, Italian Banca Popolare (BIPOP) acquired Germany's largest online bank, Entrium; Finnish/Swedish Nordic Baltic Holding acquired its Danish neighbor, Unidanmark; and Royal Bank of Scotland succeeded in its hostile bid to acquire U.K. bank NatWest. Food producers and pharmaceuticals also made acquisitions. Anglo/Dutch food group Unilever acquired U.S. Bestfoods to create the world's second-largest food manufacturer, and U.K. pharmaceutical giants Glaxo Wellcome and SmithKline Beecham agreed to join forces.

Far East and Other

     About 19% of net assets was invested in Japan, still less than in the EAFE benchmark. More than half of the Japanese market's 5% decline over the six months was due to the yen's 3% decline. The New Economy stocks that had led in 1999 fell in the first half. Leadership shifted to Old Economy sectors including food, pharmaceuticals, capital goods, and materials. Lackluster markets echoed the tone of the economic environment. There were signs of recovery - notably an increase in private-sector capital expenditure and better-than-expected results in the Bank of Japan's quarterly Tankan business survey. Yet these positive indications only reinforced the picture of robust export demand, helping large, industrial, export-oriented companies but not smaller, domestic businesses. With unemployment still high by historic Japanese standards, consumers remained reluctant to spend. Rising bankruptcies and continued company restructuring perpetuated job uncertainty. A general election in June followed the sudden death of Prime Minister Obuchi. The governing Liberal Democratic Party prevailed in the election, although it lost strength, and the political environment is not expected to change significantly.

     News that banks and the government might grant debt forgiveness to some major debtors disappointed investors in financial stocks. Underweighting the sector was helpful. Brokerages, such as industry leader Nomura Securities, performed well as they launched record-size stock mutual funds. In April, $1.1 trillion invested in post office savings started to mature. About a quarter of the sums maturing left the postal bank, and investors expected a portion of those outflows to be channeled into equity mutual funds.

     Early in the year, dominant wireless operator NTT DoCoMo climbed higher on news about the greater-than-expected success of its Internet compatible "i-mode" mobile services. Later, however, concerns about profitability, competition, and increasing stock issuance hurt its performance as well as that of its parent, NTT. To extend their limited international interests, NTT agreed to acquire U.S. Web-hosting firm Verio and DoCoMo bought 15% of Dutch cellular operator KPN Mobile. However, disappointment about the deals, expectations that the government will soon sell another portion of its 53% holding in NTT, and the likelihood that NTT will then reduce its ownership of DoCoMo, put pressure on both stocks. In the technology sector, companies with significant semiconductor businesses, such as Toshiba and NEC, performed well. Robust demand for semiconductor manufacturing equipment and increased market share in digital copiers lifted Canon. In contrast, wireless phone component maker Murata Manufacturing, which had soared when mobile prospects were improving, fell sharply. The launch of PlayStation2 did not enable Sony to sustain last year's peak levels. Convenience store Seven-Eleven Japan, which soared last year on forecasts for its Internet-related business, dropped steeply. While the six-month performance of these stocks was poor, all had strong gains and many doubled or tripled during the 12-month period.


Sector Diversification
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                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                         12/31/99      6/30/00
--------------------------------------------------------------------------------

     Services                                              31.6%        33.9%

     Capital Equipment                                     18.6         19.2

     Finance                                               16.4         18.5

     Consumer Goods                                        14.3         13.8

     Energy                                                 5.8          6.3

     Materials                                              2.4          1.5

     Multi-industry                                         1.5          1.5

     Miscellaneous                                          1.9           --

     Reserves                                               7.5          5.3

     Total                                                100.0%       100.0%

     Roughly 9% of the portfolio was invested in the Pacific ex-Japan (which includes Australia and New Zealand, countries not part of MSCI's definition of "Far East"). More than a third of the regional weighting is in Hong Kong and about a quarter in Australia. The impact of rising U.S. interest rates, poor sentiment about Internet stocks, and local factors sent Asian markets lower. Companies that rose on Internet prospects early in the year later fell sharply. Telecom and technology stocks with thriving, established businesses performed better.

     China's success clearing major U.S. and EU hurdles in its quest to join the World Trade Organization was a significant positive for the region's future. Economic growth, industrial production, and exports remained strong. The consumer sector in Hong Kong and China, which had lagged earlier, started to revive, and deflation appears to have moderated in China. Korea struggled with concerns about its financial system, but the government's steps to deal with insolvent conglomerates and provide market liquidity helped the market recover. After the pro-independence opposition party won Taiwan's presidential election, the island's markets were affected by intermittent concerns about relations with China.

     Australian media giant News Corp., Korean technology leader Samsung Electronics, and China Mobile (Hong Kong), were leading performers. Markets were enthusiastic as News Corp. filed for an initial public offering (IPO) of its newly formed company, Sky Global Networks, which brings together News Corp.'s worldwide satellite-TV-related businesses. The buoyant semiconductor cycle boosted leading producer Samsung, which also has significant market positions in flat panel screens and wireless phones. China Mobile (Hong Kong)'s subscribers rose 2.3 million in the first quarter, and it announced plans to acquire wireless operators in seven more provinces. A focus on returns, government reforms, and a dominant market position helped Indian finance company ICICI rise strongly. Important changes in the telecom sector included the Hong Kong IPO of China Unicom, and the acquisition of Cable & Wireless Hong Kong Telecom by Pacific Century CyberWorks.

Latin America

     About 4% of the portfolio was in Latin America, all of it in Brazil and Mexico. Moody's upgrade of Mexican debt to "investment grade," foreign investment in Mexican banks, and, most importantly, the smooth and undisputed election victory of pro-market candidate Vicente Fox were major positives for Mexico. Brazil's central bank reduced interest rates from 19% to 17.5% in two steps, reflecting the vast economic improvements since last year's currency devaluation. Further key reforms advanced. However, late in the period, uncertainty arose about whether an upcoming Supreme Court ruling would result in significant additional fiscal costs. Brazilian energy leader Petrobras was your portfolio's strongest performer. Improved margins and higher refined product prices boosted first-quarter results above expectations. Telecom incumbents Telmex in Mexico and Telebras in Brazil rose strongly in the first quarter, but declined in April and May and ended June only modestly ahead. Telmex and Canadian telecom company BCI announced a joint venture to combine their Latin American telecom assets outside of Mexico. Grupo Televisa, Mexico's dominant television broadcaster and a major producer of Spanish language programs (also shown on Univision in the U.S.), entered advanced negotiations to acquire the largest radio group in Mexico.

INVESTMENT POLICY AND OUTLOOK

     We expect continued, but more moderate, economic growth in Europe through the remainder of the year, even if the U.S. economy slows. Inflation may creep due to the impact of weak currencies and higher oil prices. However, if the gap between U.S. and European growth continues to narrow, as we expect, the euro should find its ground relative to the dollar. The attention focused recently on high U.S. productivity could help advance tax, pension, and labor reforms. Industry consolidation, company restructuring, and the New Economy are all less advanced than in the U.S., so there is greater scope for growth. We find European companies attractive, but valuations relative to growth prospects are high compared with most other overseas markets.

     Japan's economy will continue to be challenged by depressed consumer demand and yen strength. If the Bank of Japan raises interest rates, as it has suggested, the economy might face additional difficulties. Foreigners, heavy sellers in the second quarter, could continue to reduce positions. Japan's corporate sector remains behind those of other developed regions in its focus on increasing returns and shareholder value. The economic outlook for the Pacific ex-Japan is healthy, but remains tied to U.S. growth. Reforms in Asia continue gradually, but the job remains incomplete in most countries. Valuations remain attractive compared with developed regions and reasonable relative to historic levels. A slowdown in global spending on technology could have a negative impact on market performance.

     The half ended on a note of broad-based market strength after a year of extremes. Yet negative and positive surprises are likely to continue. With investors particularly sensitive to news about the less established Internet-related businesses, there is still potential for volatility in the coming months. Over time, as more experience of the New Economy accumulates, we would expect the peaks and troughs to become less pronounced. The painful process of winnowing the New Economy winners from the losers has started, and we expect much more consolidation. Global growth is presently robust. We do not expect a sharp slowdown, but are aware that a less vigorous environment would accelerate the process of weeding out weaker New Economy companies. The importance of stock selection and attention to fundamentals would then rise further. The more convincing evidence of a U.S. slowdown that emerged recently enhances the relative prospects for international market performance.

     Respectfully submitted,


     Martin G. Wade
     Chairman


     John R. Ford
     President

     July 24, 2000


New President of T. Rowe Price
International Funds

     After more than 20 years as president of the T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. Like Mr. Wade, John Ford has been associated with T. Rowe Price's international investment manager since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

     Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.


Portfolio Highlights

Twenty-Five Largest Holdings
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                                                              Percent of
                                                              Net Assets
                                                                6/30/00
--------------------------------------------------------------------------------

  Nokia, Finland                                                  2.7%

  Vodafone-Airtouch, United Kingdom                               2.5

  Glaxo Wellcome, United Kingdom                                  1.7

  TotalFinaElf, France                                            1.5

  Telefonica, Spain/Brazil                                        1.5

  Vivendi, France                                                 1.4

  Shell Transport & Trading, United Kingdom                       1.4

  News Corp.                                                      1.4

  Societe Television Francaise, France                            1.4

  Nippon Telegraph & Telephone, Japan                             1.3

  Canon, Japan                                                    1.3

  Royal Bank of Scotland, United Kingdom                          1.3

  Murata Manufacturing, Japan                                     1.3

  Telecom Italia Mobile, Italy                                    1.3

  NEC, Japan                                                      1.2

  Alcatel, France                                                 1.2

  LM Ericsson, Sweden                                             1.2

  Cable & Wireless, United Kingdom                                1.2

  AXA, France                                                     1.2

  Philips Electronics, Netherlands                                1.2

  Kyocera, Japan                                                  1.1

  Sony, Japan                                                     1.1

  ING Groep, Netherlands                                          1.1

  Reed International, United Kingdom                              1.1

  Telebras, Brazil                                                1.1

  Total                                                          34.7%

Note: Table excludes reserves.


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


International Stock Portfolio
--------------------------------------------------------------------------------

As of 6/30/00

                  International                      Lipper Variable Annuity
                  Stock             MSCI EAFE        Underlying International
                  Portfolio         Index            Funds Average

3/31/94           10,000            10,000           10,000

6/94              10,100            10,518           10,089

6/95              10,574            10,723           10,570

12/96             12,341            12,183           12,362

6/97              14,491            13,787           14,706

6/98              15,222            14,667           16,230

6/99              16,093            15,829           17,058

6/00              19,695            18,590           21,221


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
Periods Ended 6/30/00

                                                        Since      Inception
     1 Year        3 Years         5 Years          Inception           Date
--------------------------------------------------------------------------------

     22.38%         10.77%          13.25%            11.46%         3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price International Stock Portfolio
Unaudited

                            For a share outstanding throughout each period
                     -----------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of
period               $  19.04  $  14.52  $  12.74  $  12.64  $  11.26  $  10.18
                     -----------------------------------------------------------

Investment
activities

 Net investment
 income (loss)           0.05      0.12      0.17      0.12      0.09      0.07

 Net realized
 and unrealized
 gain (loss)            (0.95)     4.69      1.84      0.27*    1 .55      1.06

Total from
investment
activities              (0.90)     4.81      2.01      0.39      1.64      1.13

Distributions

 Net investment
 income                     -     (0.07)    (0.17)    (0.12)    (0.17)    (0.05)


 Net realized gain          -     (0.22)    (0.06)    (0.06)    (0.09)        -

 In excess of net
 realized gain              -         -         -     (0.11)        -         -

Total distributions         -     (0.29)    (0.23)    (0.29)    (0.26)    (0.05)

NET ASSET VALUE
End of period          $18.14    $19.04    $14.52    $12.74    $12.64    $11.26
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)   (4.73)%   33.32%    15.86%     3.09%    14.70%    11.18%

Ratio of total
expenses to average
net assets               1.05%!    1.05%     1.05%     1.05%     1.05      1.05%

Ratio of net
investment income
(loss) to average
net assets               0.65%!    0.83%     1.25%     1.10%     1.22%     1.47%

Portfolio turnover
rate                     40.8%!    25.4%     18.1%     16.6%      9.7%     17.4%

Net assets,
end of period
(in thousands)        $767,025  $707,330  $497,946  $369,400  $210,746  $ 51,661

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistant with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

!         Annualized

The accompanying notes are an integral part of these financial statements.



Portfolio of Investments
T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

AUSTRALIA  2.7%

Common Stocks  1.8%

Brambles Industries                                      68,000   $    2,088

Commonwealth Bank
  of Australia                                          124,118        2,055

Lend Lease                                               71,852          916

News Corp.                                              289,352        3,980

Publishing & Broadcasting                               269,000        2,067

TABCORP Holdings                                        139,000          798

Telstra                                                 449,744        1,824

Telstra, Installment Receipts                            78,000          177

                                                                      13,905

Preferred Stocks  0.9%

News Corp.                                              545,932        6,584

                                                                       6,584

Total Australia (Cost $16,051)                                        20,489


BELGIUM  0.7%

Common Stocks  0.7%

Dexia (EUR)                                              11,715        1,728

Fortis B (EUR)                                           83,702        2,436

Societe Europeenne des
  Satellites (Class A) (EUR)                              3,328          559

UCB (EUR)                                                 8,270          304

Total Belgium (Cost $3,850)                                            5,027


BRAZIL  2.1%

Common Stocks  1.3%

Embratel Participacoes
  ADR (USD)                                              30,000          709

Telebras ADR (USD)                                       84,445        8,202

Unibanco GDR (USD)                                       23,802          684

                                                                       9,595

Preferred Stocks  0.8%

Banco Itau                                            7,340,700          645

Petrol Brasileiros                                      153,020        4,624

Telefonica ADR (USD)                                 24,305,616          456

Telesp Cellular Participacoes                        27,319,985          494

                                                                       6,219

Total Brazil (Cost $15,492)                                           15,814


CANADA  1.2%

Common Stocks  1.2%

Alcan Aluminum                                           35,420   $    1,101

Celestica (USD)                                          85,512        4,244

Nortel Networks                                          44,230        3,069

Royal Bank of Canada                                     15,190          777

Total Canada (Cost $6,909)                                             9,191


DENMARK  0.2%

Common Stocks  0.2%

Tele Danmark A/S                                         18,280        1,230

Total Denmark (Cost $1,042)                                            1,230


FINLAND  2.7%

Common Stocks  2.7%

Nokia (EUR)                                             403,820       20,606

Total Finland (Cost $8,183)                                           20,606


FRANCE  12.3%

Common Stocks  12.3%

Alcatel (EUR) *                                         141,390        9,274

Altran Technologies (EUR)                                 5,530        1,083

Aventis (EUR)                                            92,952        6,784

Aventis (DAX Exchange) (EUR)                             15,387        1,102

AXA (EUR)                                                56,878        8,960

BNP Paribas (EUR)                                        73,230        7,047

Canal Plus (EUR)                                          3,680          618

Cap Gemini (EUR)                                         12,230        2,154

Carrefour (EUR)                                          10,144          693

Cie de St. Gobain (EUR)                                  17,630        2,383

Groupe Danone (EUR) *                                     4,100          544

Hermes (EUR)                                              8,390        1,133

L'Oreal (EUR)                                               914          791

Lafarge (EUR)                                             3,884          302

Legrand (EUR)                                            14,820        3,325

LVMH (EUR)                                                4,369        1,802

Sanofi Synthelabo (EUR)                                 115,712        5,513

Schneider Electric (EUR)                                 11,602          809

Societe Generale (EUR) *                                 21,826        1,313

Societe Television Francaise *                          150,500       10,489

Sodexho Alliance (EUR)                                    4,997          906

STMicroelectronics (EUR)                                 67,799   $    4,272

TotalFinaElf (Class B) (EUR)                             77,159       11,830

Vivendi (EUR)                                           124,434       10,983

Total France (Cost $63,483)                                           94,110


GERMANY  4.4%

Common Stocks  4.3%

Allianz (EUR)                                            11,180        4,016

Bayer (EUR)                                              23,002          898

Bayerische Vereinsbank (EUR)                             73,040        4,749

Deutsche Bank (EUR)                                      56,914        4,684

Deutsche Telekom (EUR)                                   63,621        3,632

E.on (EUR)                                               48,170        2,322

Gehe (EUR)                                               34,221        1,127

Infineon Technologies (EUR) *                            48,901        3,875

Rhoen Klinikum (EUR)                                     11,350          450

SAP (EUR)                                                41,430        6,107

Siemens (EUR)                                             7,773        1,173

                                                                      33,033

Preferred Stocks  0.1%

SAP (EUR)                                                 2,640          488

                                                                         488

Total Germany (Cost $29,163)                                          33,521


HONG KONG  3.3%

Common Stocks  3.3%

Cable & Wireless (HKT)                                  603,600        1,332

Cheung Kong Holdings                                    327,000        3,597

China Mobile (Hong Kong) *                              787,000        6,941

China Unicom *                                        1,040,000        2,195

Dao Heng Bank Group                                     330,000        1,460

Henderson Land Development                              288,000        1,267

Hutchison Whampoa                                       453,200        5,697

Pacific Century CyberWorks *                          1,230,000        2,430

Sun Hung Kai Properties                                  86,000          618

Total Hong Kong (Cost $17,070)                                        25,537


INDIA  1.0%

Common Stocks  1.0%

Global Tele-Systems                                      46,000   $    1,383

Hindustan Lever                                          47,000        2,997

ICICI Limited                                           342,000          970

ICICI Limited ADR (USD)                                  74,347        1,394

Mahanagar Telephone                                     265,000        1,273

Total India (Cost $7,795)                                              8,017


IRELAND  0.2%

Common Stocks  0.2%

SmartForce ADR (USD) *                                   38,411        1,841

Total Ireland (Cost $1,168)                                            1,841


ITALY  5.3%

Common Stocks  5.3%

Alleanza Assicurazioni (EUR)                            198,000        2,637

Banca Intesa (EUR)                                    1,472,030        6,591

Bipop-Carire (EUR) *                                    400,000        3,147

ENI (EUR)                                               622,655        3,596

Mediaset (EUR)                                           56,000          855

Mediolanum (EUR)                                        197,295        3,210

San Paolo IMI (EUR)                                      28,041          498

Tecnost (EUR)                                           333,800        1,259

Telecom Italia (EUR)                                    441,550        6,070

Telecom Italia Mobile (EUR)                             948,784        9,692

Unicredito (EUR)                                        718,601        3,437

Total Italy (Cost $26,977)                                            40,992


JAPAN  19.0%

Common Stocks  19.0%

Bridgestone                                              53,000        1,121

Canon                                                   207,000       10,301

DDI                                                         115        1,106

East Japan Railway                                          141          819

Fanuc                                                    30,600        3,112

Fuji Bank                                               639,000        4,854

Fuji Television Network                                     275        4,302

Fujitsu                                                 138,000        4,773

Hitachi                                                  93,000        1,341

Ito-Yokado                                               22,000        1,323

Kao                                                      43,000        1,313

Kokuyo                                                   55,000          901

Kyocera                                                  51,000   $    8,647

Makita                                                   72,000          686

Marui                                                   170,000        3,252

Matsushita Electric Industrial                          246,000        6,376

Mitsui Fudosan                                          426,000        4,617

Murata Manufacturing                                     68,000        9,754

NEC                                                     302,000        9,478

Nippon Telegraph & Telephone                                778       10,339

Nomura Securities                                       255,000        6,237

NTT DoCoMo                                                  276        7,465

Sankyo                                                   96,000        2,167

Seven-Eleven Japan                                       46,000        3,845

Shin-Etsu Chemical                                       48,000        2,434

Shiseido                                                103,000        1,592

Softbank                                                 12,100        1,642

Sony                                                     92,500        8,631

Sumitomo                                                174,000        1,956

Sumitomo Bank                                           376,000        4,607

Sumitomo Electric Industries                             55,000          942

TDK                                                      21,000        3,016

Toshiba                                                 686,000        7,739

Yamanouchi Pharmaceutical                                93,000        5,075

Total Japan (Cost $102,219)                                          145,763


MEXICO  2.3%

Common Stocks  2.3%

Femsa UBD (Represents 1
  Class B and 4 Series
    D shares)                                           509,290        2,172

Grupo Iusacell ADR (USD) *                               51,000          797

Grupo Televisa GDR (USD) *                               99,245        6,842

Telefonos de Mexico (Class L)
  ADR (USD)                                             136,492        7,797

Total Mexico (Cost $13,065)                                           17,608


NETHERLANDS  6.2%

Common Stocks  6.2%

ABN Amro (EUR)                                           32,212          789

Akzo Nobel (EUR)                                          9,664          411

ASM Lithography (EUR) *                                 124,780        5,363

CSM (EUR)                                                54,482        1,071

Equant (EUR)                                             28,118        1,143

Fortis NI (EUR)                                         118,090        3,437

ING Groep (EUR)                                         126,215   $    8,531

KPN (EUR)                                                42,248        1,890

Philips Electronics (EUR) *                             188,566        8,893

Royal Dutch Petroleum (EUR)                              77,040        4,788

TNT Post Groep (EUR)                                      6,434          174

UTD Pan-Europe

Communications (EUR) *                                   51,217        1,339
  VNU (EUR)                                             146,730        7,579

Wolters Kluwer (EUR)                                     89,342        2,380

Total Netherlands (Cost $36,131)                                      47,788


NEW ZEALAND  0.2%

Common Stocks  0.2%

Telecom Corporation of
  New Zealand                                           395,000        1,381

Total New Zealand (Cost $1,717)                                        1,381


NORWAY  0.2%

Common Stocks  0.2%

Orkla (Class A)                                          79,170        1,504

Total Norway (Cost $1,172)                                             1,504


PORTUGAL  0.1%

Common Stocks  0.1%

Jeronimo Martins (EUR)                                   45,280          746

Total Portugal (Cost $525)                                               746


SINGAPORE  0.4%

Common Stocks  0.4%

United Overseas Bank                                    414,424        2,712

Total Singapore (Cost $2,576)                                          2,712


SOUTH KOREA  1.4%

Common Stocks  1.4%

Korea Telecom ADR (USD)                                  56,200        2,719

Pohang Iron & Steel
  ADR (USD)                                              18,074          434

Samsung Electronics                                      23,266        7,699

Total South Korea (Cost $5,907)                                       10,852


SPAIN  3.3%

Common Stocks  3.3%

Banco Bilbao Vizcaya
  Argentaria (EUR)                                      334,456   $    4,997

Banco Santander Central
  Hispano (EUR)                                         402,472        4,246

Empresa Nacional de
  Electricidad (EUR)                                    181,088        3,508

Repsol (EUR)                                            109,193        2,174

Telefonica (EUR) *                                      329,974        7,088

Tele Sudeste Celular
  Participacoes ADR (USD)                                15,289          712

Telesp - Telecomunicacoes de
  Sao Paulo ADR (USD)                                    76,445        2,118

Telefonica de Argentina

  ADR (USD)                                              21,360          760

Total Spain (Cost $17,685)                                            25,603


SWEDEN  3.2%

Common Stocks  3.2%

ABB                                                      16,134        1,869

Atlas Copco (Class B)                                    17,780          333

Electrolux (Class B)                                     72,790        1,126

Hennes & Mauritz (Class B)                              113,830        2,375

LM Ericsson (Class B) *                                 466,190        9,223

Nordic Baltic Holding                                   489,514        3,691

Nordic Baltic Holding (DKK) *                            60,344          440

Sandvik                                                  21,720          456

Securitas (Class B)                                     246,874        5,234

Total Sweden (Cost $18,235)                                           24,747


SWITZERLAND  3.9%

Common Stocks  3.9%

ABB                                                      26,066        3,120

Adecco                                                    9,617        8,171

Credit Suisse Group                                      14,770        2,938

Nestle                                                    3,587        7,179

Roche Holdings                                              218        2,122

Swisscom                                                  2,397          830

UBS *                                                    35,286        5,170

Total Switzerland (Cost $19,787)                                      29,530


TAIWAN  0.9%

Common Stocks  0.9%

Hon Hai Precision Industry                              352,000   $    3,185

Taiwan Semiconductor
  Manufacturing                                         796,136        3,783

Total Taiwan (Cost $5,191)                                             6,968


UNITED KINGDOM  17.5%

Common Stocks  17.5%

Abbey National                                           81,000          962

AstraZeneca Group                                       122,050        5,695

Baltimore Technologies *                                217,000        1,655

BG Group                                                 80,620          520

BP Amoco                                                341,000        3,274

Cable & Wireless                                        540,800        9,124

Cadbury Schweppes                                       326,320        2,148

Celltech Group *                                         93,200        1,791

Centrica                                                186,700          619

Compass Group                                           506,000        6,665

David S. Smith                                          121,000          289

Diageo                                                  392,980        3,526

Electrocomponents                                        99,000        1,019

GKN                                                      23,000          293

Glaxo Wellcome                                          455,400       13,258

Hays                                                     55,600          310

Hilton Group                                            130,000          453

HSBC Holdings (HKD)                                     159,600        1,827

Kingfisher                                              297,500        2,712

Marconi                                                 244,300        3,176

Reed International                                      971,000        8,455

Rio Tinto                                               198,000        3,257

Royal Bank of Scotland                                  611,400       10,158

Shell Transport & Trading                             1,283,500       10,885

SmithKline Beecham                                      563,300        7,381

Standard Chartered                                      187,000        2,329

Tesco                                                   398,900        1,240

Tomkins                                                 572,592        1,858

Unilever                                                301,035        1,823

United News & Media                                     106,600        1,530

Vodafone AirTouch                                     4,751,694       19,376

WPP Group                                               460,000        6,710

Total United Kingdom (Cost $124,156)                                 134,318


UNITED STATES  2.2%

Money Market Funds  2.2%

Reserve Investment Fund
  6.68% #                                            17,048,218   $   17,048

Total United States (Cost $17,048)                                    17,048

Total Investments in Securities

96.9% of Net Assets (Cost $562,597)                               $  742,943

Other Assets Less Liabilities                                         24,082

NET ASSETS                                                        $  767,025
                                                                   ----------

    #  Seven-day yield
    *  Non-income producing
  ADR  American depository receipt
  GDR  Global depository receipt
  DKK  Danish krone
  EUR  Euro
  HKD  Hong Kong dollar
  USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.



Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)
In thousands

Assets

Investments in securities, at value (cost $562,597)               $  742,943

Securities lending collateral                                         56,361

Other assets                                                          28,683

Total assets                                                         827,987


Liabilities

Obligation to return securities lending collateral                    56,361

Other liabilities                                                      4,601

Total liabilities                                                     60,962

NET ASSETS                                                        $  767,025
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions          $    4,168

Accumulated net realized gain/loss - net of distributions             19,636

Net unrealized gain (loss)                                           180,333

Paid-in-capital applicable to 42,285,212 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                   562,888

NET ASSETS                                                        $  767,025
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.14
                                                                  ----------


The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $709)                          $   4,901

  Interest                                                             1,025

  Securities lending                                                     174

  Total income                                                         6,100

Expenses

  Investment management and administrative                             3,771

  Net investment income (loss)                                         2,329


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                          15,669

  Futures                                                               (108)

  Foreign currency transactions                                         (775)

  Net realized gain (loss)                                            14,786

Change in net unrealized gain or loss

  Securities                                                         (44,648)

  Futures                                                               (689)

  Other assets and liabilities denominated in foreign currencies          20

  Change in net unrealized gain or loss                              (45,317)

  Net realized and unrealized gain (loss)                            (30,531)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  (28,202)
                                                                  ----------




The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
(Unaudited)
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $    2,329   $    4,530

  Net realized gain (loss)                               14,786       20,576

  Change in net unrealized gain or loss                 (45,317)     150,246

  Increase (decrease) in net assets from operations     (28,202)     175,352

Distributions to shareholders

  Net investment income                                       -       (2,521)

  Net realized gain                                           -       (7,924)

Decrease in net assets from distributions                     -      (10,445)

Capital share transactions *

  Shares sold                                           698,784      372,834

  Distributions reinvested                                   --       10,445

  Shares redeemed                                      (610,887)    (338,802)

  Increase (decrease) in net assets from capital
  share transactions                                     87,897       44,477

Net Assets

Increase (decrease) during period                        59,695      209,384

Beginning of period                                     707,330      497,946

End of period                                          $767,025     $707,330
                                                       ---------------------

*Share information

  Shares sold                                            38,532       23,632

  Distributions reinvested                                    -          602

  Shares redeemed                                       (33,403)     (21,379)

  Increase (decrease) in shares outstanding               5,129        2,855


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 2000 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The fund seeks long-term growth of capital by investing primarily in the common stocks of established, non-U.S. companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At June 30, 2000, the value of loaned securities was $57,309,000; aggregate collateral consisted of $56,361,000 in the securities lending collateral pool and U.S. government securities valued at $2,748,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $259,501,000 and $139,881,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. Rowe Price International Stock Portfolio

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $562,597,000. Net unrealized gain aggregated $180,346,000 at period-end, of which $205,063,000 related to appreciated investments and $24,717,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited.

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $683,000 was payable at June 30, 2000. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,025,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $11,221,000 with certain affiliates of the manager and paid commissions of $18,000 related thereto.